Corporate Overview June 2014 Exhibit 99.1

Forward-looking Statements

This presentation contains forward-looking statements made pursuant to the "safe harbor" provisions of the Private
Securities Litigation Reform Act of 1995. Investors are cautioned that, without limitation, statements in this presentation regarding InterMune's plans and expectations, including strategies and plans to expand beyond pirfenidone and IPF; the estimated patient populations suffering from IPF and market potential for pirfenidone in the United States, including potential pricing estimates; InterMune's expectations regarding the anticipated timing of FDA review of the pirfenidone
NDA; the potential to make pirfenidone available as a medicine to IPF patients in the United States; expectations regarding U.S. payor mix and reimbursement and revenue update in the U.S.; anticipated timing of initiating a commercial launch for pirfenidone and the size of a commercial sales force to market pirfenidone in the United States; expectations regarding year one U.S. Esbriet revenue relative to analog product launches; expectations regarding periods of intellectual property protection and regulatory exclusivity; and expectations regarding the regulatory approval process and prospects for success thereof are forward-looking statements. All forward-looking statements included in this presentation are based on information available to InterMune as of the date hereof, and InterMune assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in detail under the heading “Risk Factors” in InterMune’s periodic reports filed with the SEC, including but not limited to the following: (i) the risks related to the uncertain, lengthy and expensive clinical development process for the company’s product candidates; (ii) risks related to the regulatory process for pirfenidone, including that the results of the ASCEND trial may not be satisfactory to the FDA to receive regulatory approval; (iii) risks related to unexpected regulatory actions or delays or government regulation generally; (iv) risks related to the company’s manufacturing strategy; (v) government, industry and general public pricing pressures; (vi) risks related to the company’s ability to successfully launch and commercialize pirfenidone; and (vii) the company’s ability to maintain intellectual property protection. The risks and other factors discussed above should be considered only in connection with the risks and other factors discussed in detail in
InterMune’s Form 10-K and its other periodic reports filed with the SEC, which are also available at www.intermune.com.

Our Strategy: Maximize the Value of Esbriet
(Pirfenidone) and Grow Beyond Esbriet and IPF
New formulations
Phase 4
ISTs
Registries
Key launch and
commercialization
activities
Vision: Leader
in Specialty
Fibrotic Diseases
New
indications
Pirfenidone
Analog
LPA-1
Biomarkers
Business
Development
2
A
B
C
Grow Beyond
Esbriet and IPF
Expand
Esbriet in IPF
Leader in IPF:
Commercialize Esbriet

Commercializing Esbriet ® in IPF Europe/Canada

Esbriet is now available for prescription for 85%
of the IPF patients in the Top 15 EU countries
Focus First on
Top 5 Countries:
Germany, France,
Italy, UK, Spain
Population of 314
million
~ 70-75% of EU
market value
Esbriet has
launched in
4 of Top 5
Countries
Invest in 10 Mid-Sized
Countries & Regions:
Austria, Nordics (4),
Netherlands, Belgium
Ireland, Iceland and
Luxembourg
~ 10% of EU market
value
Esbriet has
launched in
10 of 10
Mid-Sized
Countries
Our EU Commercialization Strategy:
Focus First on Top 15
4

Success: 10 Consecutive Quarters of Growth
Esbriet Revenue – EU and Canada
• Anticipate Q over Q growth over time
• Growth rate expected to moderate due to
fewer country launches and completion of
NPP patient conversions to commercial
customers and the larger revenue base
5
2.7
4.9
5.5
7.5
8.2
10.5
14.4
19.7
25.7
30.3
0
8
16
24
32
Q4’11 Q1’12 Q2’12 Q3’12 Q4’12 Q1’13 Q2’13 Q4’13 Q1’14
Q3’13

Commercializing Esbriet in IPF USA ASCEND Phase 3 Study for U.S. Registration

7

ASCEND Study Efficacy Results Presented at ATS May 2014

Primary Efficacy Analysis: Treatment with Pirfenidone
Resulted in a Significant Between-group Difference in
the Rank ANCOVA Analysis (P<0.000001)
9
0
5
10
15
20
25
30
35
13 26 39 52
Week
Pirfenidone (N=278)
Placebo (N=277)
Absolute Difference 2.5% 7.9% 12.3% 15.3%
Relative Difference 54.0% 58.0% 57.8% 47.9%
Rank ANCOVA p-value <0.000001 <0.000001 0.000002 <0.000001

Primary Efficacy Analysis:
%FVC Change at Week 52
10 * Rank ANCOVA p-value <0.000001
0
10
20
30
40
Pirfenidone (N=278) Placebo (N=277)
0
10
20
30
40
Pirfenidone (N=278) Placebo (N=277)
Relative
Difference
132.5%*
22.7
9.7
16.5
31.8
Relative
Difference
47.9%*

Supportive Analysis of the Primary Endpoint: Treatment
Group Difference of 193 mL at Week 52 — a 45% Relative
Reduction in the Mean Change in FVC
Absolute difference, mL 59.6 111.0 116.7 192.8
Relative difference 62.5% 54.9% 43.9% 45.1%
Rank ANCOVA P-value <0.000001 <0.000001 0.000002 <0.000001
Placebo (N=277)
Pirfenidone (N=278)
235 ml
428 ml
11
-500
-400
-300
-200
-100
0
0 13 26 39 52
Week

Supportive Analysis of the Primary Endpoint: Annual Rate of FVC
Decline at Week 52 Favored Pirfenidone (Linear Slope Analysis)
* Linear slope analysis: Mixed model with linear time effect adjusted for age, height, and sex 12
-300
-250
-200
-150
-100
-50
0
Pirfenidone (N=278) Placebo (N=277)
Absolute Difference, 140 mL/yr
Relative reduction: 53.5%
P<0.0001*

6-Minute Walk Distance: Significant Between-group
Difference in the Change from Baseline to Week 52
Absolute Difference 3.7% 10.9% 10.9% 9.8%
Relative Difference 24.1% 39.7% 31.8% 27.5%
Rank ANCOVA p-value* 0.401 0.119 0.041 0.036
* Tested for multiple comparisons using the Hochberg procedure 13
0
10
20
30
40
13 26 39 52
Week
Pirfenidone (N=278)
Placebo (N=277)

* Time to death or disease progression (confirmed 10% decline in FVC or confirmed   50 m decline in 6MWD)
† Log-rank test
Progression-free Survival*: Pirfenidone Reduced the
Risk of Disease Progression or Death by 43%
Pirfenidone 276 262 243 219 144
Placebo 273 269 225 192 113
Patients at Risk:
0 13 26
39
52
Week
0
10
20
30
40
50
60
70
80
90
100
Placebo (N=277)
Pirfenidone (N=278)
P<0.001
†
HR 0.57 (95% CI, 0.43–0.77)
14

Pre-Specified Pooled (ASCEND + CAPACITY):
All-cause Mortality Analysis (Week 52) —
Pirfenidone Reduced Risk of Death by 48%
Patients, n (%) Pirfenidone Placebo HR (95% CI)
‡
P-value
§
ASCEND*
(N=555)
11 (4.0) 20 (7.2) 0.55 (0.26–1.15) 0.105
CAPACITY
†
(N=692)
11 (3.2) 22 (6.3) 0.49 (0.24–1.01) 0.047
Pooled Population*
(N=1247)
22 (3.5) 42 (6.7) 0.52 (0.31–0.87) 0.011
HR=hazard ratio; 95% CI=95% confidence interval
* Pre-specified secondary endpoint in ASCEND
† Exploratory analysis in CAPACITY
‡ Cox proportional hazards model
§ Log-rank test 15

Pre-Specified Pooled All-cause Mortality Analysis
(Week 52): Treatment Group Curves Diverge Early and
Continue Separating Throughout the Study Period
Pirfenidone 623 618 609 596 509
Placebo 624 619 603 586 490
Patients at Risk, n:
* Cox proportional hazards model
† Log-rank test 16
Month
Placebo (N=624)
Pirfenidone (N=623)
HR 0.52 (95% CI 0.31– 0.87)*
P=0.011
†
0
3 6 9
12
0
2

8

Pre-Specified Pooled Treatment-Emergent IPF-related Mortality
(Week 52)*: Pirfenidone Reduced Risk of Death from IPF by 68% —
Difference Between Groups Was Statistically Significant
Patients, n (%) Pirfenidone Placebo HR (95% CI)
§
P-value
¶
ASCEND
†
(N=555)
3 (1.1%) 7 (2.5%) 0.44 (0.11–1.72) 0.226
CAPACITY
‡
(N=692)
4 (1.2%) 15 (4.3%) 0.27 (0.09-0.81) 0.012
Pooled Population
†
(N=1247)
7 (1.1%) 22 (3.5%) 0.32 (0.14–0.76) 0.006
* IPF relatedness assessed in blinded fashion by central committee in ASCEND and by investigator in CAPACITY
† Pre-specified secondary endpoint in ASCEND
‡ Exploratory analysis in CAPACITY
§ HR=hazard ratio; 95% CI=95% confidence interval; Cox proportional hazards model
¶ Log-rank test 17

UCSD SOBQ Score: No Significant Difference in
Dyspnea Between Groups at Week 52
Absolute Difference 2.6% 6.2% 3.4% 7.0%
Relative Difference 20.9% 23.9% 10.9% 19.3%
Rank ANCOVA p-value 0.145 0.172 0.258 0.158

ASCEND Study: Treatment-emergent Adverse Events*: Fewer Serious Adverse
Events and Fewer Deaths in the Pirfenidone Group.  Less than 4% More Patients in the Pirfenidone Group Discontinued Treatment Due to an AE
Patients, n (%)
Pirfenidone
(N=278)
Placebo
(N=277)
Any adverse event
277 (99.6) 272 (98.2)
Grade 3
58 (20.9) 61 (22.0)
Grade 4
8 (2.9) 14 (5.1)
Any serious adverse event
55 (19.8) 69 (24.9)
Idiopathic pulmonary fibrosis
7 (2.5) 27 (9.7)
Treatment emergent all-cause mortality
8 (2.9) 15 (5.4)
Any AE leading to treatment D/C
40 (14.4) 30 (10.8)
* Occurring during treatment period (from first dose up to 28 days after last dose of study drug)
† MedDRA system organ class 19

Patients (%)
Pirfenidone
(N=278)
Placebo
(N=277)
Cough 25.2 29.6
Nausea 36.0 13.4
Headache 25.9 23.1
Diarrhea 22.3 21.7
Upper Respiratory Tract Infection 21.9 20.2
Fatigue 20.9 17.3
Rash 28.1 8.7
Dyspnea 14.7 17.7
Dizziness 17.6 13.0
Idiopathic pulmonary fibrosis 9.4 18.1
Bronchitis 14.0 13.0
Constipation 11.5 13.7
Back pain 10.8 13.4
Dyspepsia 17.6 6.1
Nasopharyngitis 11.9 10.8
Anorexia 15.8 6.5
Vomiting 12.9 8.7
Weight decreased 12.6 7.9
Gastroesophageal reflux 11.9 6.5
Insomnia 11.2 6.5
ASCEND Study: GI and Skin-related Events
Were More Common in the Pirfenidone Group
* Occurring in 10% of patients in either treatment group
† Coded to preferred terms in the Medical Dictionary for Regulatory Activities, version 11.0 20

ASCEND Study: Cough, Dyspnea, and IPF Worsening
Occurred with a Greater Frequency in the Placebo Group
Patients (%)
Pirfenidone
(N=278)
Placebo
(N=277)
Cough 25.2 29.6
Nausea 36.0 13.4
Headache 25.9 23.1
Diarrhea 22.3 21.7
Upper Respiratory Tract Infection 21.9 20.2
Fatigue 20.9 17.3
Rash 28.1 8.7
Dyspnea 14.7 17.7
Dizziness 17.6 13.0
Idiopathic pulmonary fibrosis 9.4 18.1
Bronchitis 14.0 13.0
Constipation 11.5 13.7
Back pain 10.8 13.4
Dyspepsia 17.6 6.1
Nasopharyngitis 11.9 10.8
Anorexia 15.8 6.5
Vomiting 12.9 8.7
Weight decreased 12.6 7.9
Gastroesophageal reflux 11.9 6.5
Insomnia 11.2 6.5
* Occurring in 10% of patients in either treatment group
† Coded to preferred terms in the Medical Dictionary for Regulatory Activities, version 11.0 21

Pooled Population (N=1247): Summary
of Efficacy Outcomes at One Year
Decline in %FVC =10% or death
Decline in 6MWD =50 m or death
Progression-free survival
Decline in UCSD SOBQ =20 points or death
All-cause mortality
Treatment-emergent all-cause mortality
IPF-related mortality
Treatment-emergent IPF-related mortality
1.0 1.5 0.4 0.2 0.1
<0.0001
0.0004
<0.0001
0.0471
0.0107
0.0094
0.0029
0.0061
P-value
Relative Risk/Hazard Ratio
Favors
Placebo
Favors
Pirfenidone
Outcome

ASCEND Study: Summary
Treatment with pirfenidone for 52 weeks significantly reduced disease progression, as measured by
Changes in % predicted FVC (p<0.000001)
Changes in 6-minute walk distance (p=0.036)
Progression-free survival (p<0.001)
Treatment with pirfenidone reduced all-cause mortality and treatment emergent IPF-related mortality in pooled analyses at Week 52
Pirfenidone was generally safe and well tolerated

NDA resubmitted:  May 23, 2014
Class 2 NDA resubmission; six-month FDA review
Build the commercial infrastructure*
• 100-140 will be field-based (sales force, managers, managed care, support)
• 25-35 will be HQ-based
Majority hired in H2 2014; gated to regulatory progress
Annual non-FTE marketing expense could be approximately in line with sales force FTE cost
Potential launch in Q1 2015, assuming PDUFA date is met
Commercialize Esbriet in IPF: USA — Next Steps
U.S. commercial team expected to be 125-175 employees
*Estimates to be finalized upon completion of ongoing market research and analyses. Field-based FTE expense is ~$300k per head count.

U.S. IPF Prevalence
U.S. IPF Population
~70k 1 diagnosed prevalent IPF
patients in the U.S.
~30-50k 2 IPF patients with mild to
moderate impairment
EU and Canada label indication is for
mild to moderate patients
All Phase 3 trials to support U.S.
approval are in patients with mild to
moderate impairment
Payors may work to exclude severe
patients from coverage
~6% of patients are not addressable
due to severe liver disease or dialysis
Mild to Moderate
(30,000-50,000)
Severe
(~20,000)
1. Patient Claims Data from March 2011 – Feb 2014, projected using US census data for patients with diagnosis codes 516.3, 516.30 and 516.31
2. InterMune Market Research

Expected U.S. Payor Mix for Esbriet
Approximately 50% of patients are
covered by Medicare Part D
• Nearly 25% of IPF patients are < 65 yrs.
• Significant % of patients > age 65 have
commercial insurance
Part D Plans and Commercial Plans
together make up approximately 90% of
IPF patient coverage
Medicaid, Managed Medicaid, and
Assistance Programs account for under
6% of IPF patient coverage
Commercial and Part D plans are likely
to put Esbriet into non-preferred
specialty tier requiring higher co-pays or
co-insurance
26
Source: SHA Prescription and Medical Claims for IPF Diagnosed Patients (516.31) between Oct 2010 – Oct 2013
IPF patients are identified as patients with at least one IPF diagnosis between Oct 2010 and Oct 2013
The payor mix shown above is based on Rx claims for the identified IPF patients in these 36 months
Medicare
Commercial
Managed Medicaid
Medicaid
Cash
Assistance Programs

Many Factors Impact the Time to Product Reimbursement and
Revenue Uptake During the First 9 Months of Launch

1 2 3 4 5 6 7 8 9 10 11 12
Launch Month
Market Access (6 - 9 months)
• Minimum 6 months to convene P&T committee • Lack of familiarity with IPF adds to review time • Denials, Prior-Authorization navigation and affordability will limit Rx conversions in first months of launch
RECAP/EAP Rollover (6 months)
• Rollover contingent on payer coverage • Patient cycle time
Patient Mix – More severe IPF patients (4-6 months)
• Lower average persistence/compliance rates, more deaths
• Patients generally see pulmonologist every 3-6 months
• Time needed for reps to
reach target prescribers
Patient cycle time (3 - 6 months)
Initial physician target
coverage (2-3 months)

Successful U.S. Orphan/Specialty Drug Launches
Revlimid® Gleevec® Namenda® Tracleer®
Peak Revenue
($MM)
$2430 $1939 $1537 $774
Annualized First
Year  ($MM)
$299 $151 $45 $51
First Year as % of
Peak
12% 8% 3% 7%
Source: Evaluate Pharma.
Successful analog
products have achieved a
range of 3% to 12% of
peak revenue in their
annualized first year of
sales
We expect Esbriet to be
among the better
performers in this peer
group and therefore be
above the mid-point of this
year-one range
28
0
500
1000
1500
2000
2500
Revlimid
(2006)
Gleevec (2001) Namenda
(2003)
Tracleer (2001)
Peak revenue
1st year revenue
(annualized)

•
On average, about one third of the first 12 months’ revenues was realized in the first two quarters
Successful U.S. Orphan/Specialty Drug Launches: Quarterly Net
Revenue as a Percent of First Year Sales
29
Source: EvaluatePharma, L.E.K. analysis
Revlimid® Tracleer® Gleevec®
Q3
Q2
Q1
Q4
•
The fourth quarter comprised roughly 40% of first year revenue

Esbriet Price: Benchmark Products in the U.S. have a
Broad Range of Prices ($000’s/year)*

* Wholesale Acquisition Cost (WAC). Source: AnalySource (12/17/13)
(PAH)
(PAH)
Oral or inhaled administration
Infusion or injection administration
(mCRPC)
(cystic
fibrosis)
29
(severe
epilepsy)
41
(multiple
sclerosis)
49
(multiple
sclerosis)
58
(multiple
sclerosis)
55
(cataplexy)
63 78 83
(multiple
sclerosis)
60
(PAH)

Esbriet IP – Extends Patent Protection up to 10 Years
Beyond Orphan Drug Status

Comprehensive patent estate provides protection beyond Orphan Drug exclusivity; 20-year patent terms range from 2026 to 2033
21 patents issued and allowed in U.S., 7 in EU
InterMune’s IP supported by four pillars:
1. Patent important discoveries around the safe and effective use of Esbriet®
(pirfenidone) made during our research, development and
commercialization of Esbriet
2. Incorporate the clinically relevant safety and efficacy information into our prescribing information for Esbriet to provide guidance to doctors so that
Esbriet therapy can be administered as safely and effectively as possible
3. Utilize the legal and administrative defenses institutionalized in each territory
4. Patent different aspects of the product and its uses to surround Esbriet with as many issued and valid patents as possible – a “picket fence”

Esbriet IP and Regulatory Exclusivity
Protection in the U.S.
Exclusivity
Protections
•
Patents covering different aspects of the product and its use provide stronger protection overall a “picket fence”
•
In order to launch, generics must successfully challenge or avoid all of InterMune’s patents
•
Methods of use and formulation patents are historically more likely than not to survive challenge.
Multiple patents also make it more difficult for generics to prevail
•
Safety information is difficult for generics to “carve out” of proprietor’s label
0
2
4
6
8
10
12
14
16
18
20
22
24
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033
Safety & Efficacy IP
Formulation IP
Regulatory Exclusivity

Program Description Rationale Status
PANORAMA
Study
Esbriet +/- NAC NAC is used widely in
EU and USA
Opportunistic – if
PANTHER were
positive
Launched Q3 2013
Under Review post
negative PANTHER
Results (May 2014)
New
Esbriet
Formulations
Development of
optimized
formulation
Enhance patient
experience
Increase compliance
and persistency in IPF
patients
Prototype
formulations in
development
BE study begins H1
2015
Phase 4
Studies of
Esbriet
Expand the Use of
Esbriet in IPF
Build the Esbriet
business, expand the
Esbriet label
Alternative studies
under active
consideration
Expand Esbriet in IPF

PASSPORT/Country Registries
Esbriet
2012 2014 2013 2015
U.S. Esbriet
LAUNCH Q1
New Formulation
Studies
LOTUSS Phase 2b (SSc-ILD)
PANORAMA (Esbriet +/- NAC)
Esbriet
Life
Cycle
Management
BD Activities
External Opportunities Under Evaluation
Internal
Pipeline (Anti-
fibrotics)
IND Development Phase 1
Drug Discovery
Drug Discovery IND Development
Pirfenidone Analog
LPA-1 Inhibitor
Additional Targets

Grow Beyond Esbriet and Beyond IPF

Our Small Molecule Anti-Fibrotic Research Programs
Lead
Compound
Mechanism
Route of
Administration
Dosing
Schedule
Differentiation Status
IP protection
(Composition
of Matter)
Pirfenidone
Analogs
(ITMN-30162,
ITMN-14440)
Pirfenidone
scaffold,
Anti-TGF-b
Oral BID to QD
Improved
tolerability,
efficacy &
dosing
schedule
IND-
Dev
~4Q’33
ITMN-10534
LPA1
receptor
antagonist
Oral TBD Best-in-class
IND-
Dev
~3Q’32
Compound
Name TBD
LOXL2
inhibition
Oral
TBD
First-in-class
Small Molecule
LOXL2 Inhibitor
Lead
Opt.
>2034

Financial Overview
Cash and cash equivalents (3/31/14): $606.4M
Convertible debt:
$18.4M due 2015: 5.00% coupon, $18.88 conversion price
$120.75M due 2017: 2.50% coupon, $12.87 conversion price
$155M due 2018: 2.50% coupon, $31.80 conversion price
2013 2014 YTD
2014
Guidance
Revenue $70.3M $30.3M $130 - $140M
R&D $113.5M $32.1M $110 - $120M
SG&A $145.1M $44.3M $210 - $225M
Total (R&D + SG&A) $258.6M $76.4M  $320 - $345M

Summary
IPF is an attractive orphan market
Large orphan, huge unmet medical need, strong pricing and small marketing structure leading to large opportunity with high operating margins
Esbriet (pirfenidone) has first-mover advantage and continues its momentum in Europe and Canada
U.S. launch of pirfenidone is a major value creation opportunity
Positive ASCEND results; NDA resubmitted; anticipate 6-month review
Commercial launch potentially in Q1 2015
Lessons and successes learned in the EU and Canada will be applied to U.S.
We are investing to enhance the value of pirfenidone
We are investing to be a leader in the emerging new antifibrotic market